UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of Event Requiring Report: June 29, 2000


                            CYBERAMERICA CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


         I-9418                                          87-0509512
   -----------------                                ------------------
  (Commission File Number)                  (IRS Employer Identification Number)


                                     NEVADA
                                  -------------
         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                        --------------------------------
                    (Address of Principal Executive Offices)


                                 (801) 575-8073
                       ----------------------------------
              (Registrant's Telephone Number, Including Area Code)




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ITEM 5.  OTHER EVENTS

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         On June 29, 2000,  CyberAmerica  Corporation bought back 441,730 of its shares of common stock from entities that Allen Z. Wolfson is either related to or has an ownership interest in ("Wolfson Entities"). In exchange, CyberAmerica forgave debt owed to it by the Wolfson Entities. CyberAmerica purchased the shares based upon the closing price of $1.50 per share as of June 26, 2000. The total purchase price was $662,595. All notes payable between the Wolfson Entities and CyberAmerica were eliminated as a result of the stock buy back.

         CyberAmerica bought back the stock for the primary purpose of decreasing Mr. Wolfson's direct or indirect shareholdings in CyberAmerica's common stock below the 10% level. The board of directors has determined that it would be in the best interest of CyberAmerica to eliminate Mr. Wolfson as a control person of the company because of certain charges brought against him originating out of the Southern District of New York.

         The term "control" is defined in Rule 12b-2 of the Securities Exchange Act of 1934 as "the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise."

         Accordingly, a significant factor in determining "control" is the ownership of a significant amount of voting securities. The board of directors believes that the buy back of the 441,730 shares will significantly reduce Mr. Wolfson's influence on management and is the first step toward eliminating Mr. Wolfson as a control person.

         The buy back of the 441,730 shares of stock at $1.50 was significantly below the reported book value per share of $2.73, as disclosed in the company's Form 10-QSB for the quarter ended March 31, 2000. The transaction will be recognized for the quarter ended June 30, 2000 and should have the effect of increasing CyberAmerica's book value per share significantly for that period.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

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         The following exhibit is included:

     c) Stock Purchase Agreement dated June 29, 2000 between CyberAmerica Corporation and A-Z Professional Consultants, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2000

                                                   CyberAmerica Corporation

                                                    By:  /s/Richard D. Surber
                                                    ----------------------------
                                                    Richard D. Surber, President